UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	July 18, 2013
American Tax Credit Properties L.P.
(Exact name of registrant as specified in its charter)

Delaware	0-17619	13-3458875
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Richman Tax Credit Properties L.P. 340 Pemberwick Road Greenwich, Connecticut 06831
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (203) 869-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On July 18, 2013 (the “Dismissal Date”), upon recommendation from the Audit Committee of the Board of Director of Richman Tax Credit Properties, Inc., the general partner of Richman Tax Credit Properties L.P., the general partner of American Tax Credit Properties L.P. (the “Company”), the Company dismissed CohnReznick LLP (“CohnReznick”) as the Company’s independent registered public accounting firm.  The Audit Committee appointed CohnReznick as the Company’s independent registered public accounting firm effective November 7, 2012 for the year ended March 30, 2013.

CohnReznick’s report on the Company’s financial statements for the fiscal year ended March 30, 2013 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal year ended March 30, 2013 and through the Dismissal Date, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and CohnReznick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of CohnReznick, would have caused CohnReznick to make reference thereto in its report on the Company’s financial statements for such year; and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Effective July 22, 2013, the Company, upon recommendation from the Audit Committee, engaged Marks Paneth & Shron LLP (“MP&S”) as the Company’s new independent registered public accounting firm.  During the fiscal year ended March 30, 2013 and through July 22, 2013, neither the Company, nor anyone on its behalf, consulted MP&S regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the financial statements of the Company; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided CohnReznick with a copy of this Current Report on Form 8-K (this “Report”) and requested that CohnReznick provide the Company with a letter addressed to the Securities and Exchange Commission stating whether or not CohnReznick agrees with the disclosures contained in this Report. A copy of CohnReznick’s letter, dated July 24, 2013, is attached as Exhibit 16.1 to this Report.

Item 9.01	Financial Statements and Exhibits.

(d)           The following exhibits are filed with this Report:

Exhibit No.                      Description

16.1	Letter to the Securities and Exchange Commission from CohnReznick LLP, dated July 24, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2013

AMERICAN TAX CREDIT PROPERTIES L.P.
(a Delaware limited partnership)

By: Richman Tax Credit Properties L.P.,
General Partner

By: Richman Tax Credit Properties, Inc.,
General Partner

By: /s/James Hussey
Name: James Hussey
Title: Chief Financial Officer